SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 28, 2004

                          MANAKOA SERVICES CORPORATION
                               (FORMERLY KNOWN AS
                        ELECTRONIC IDENTIFICATION, INC.)
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             (Exact Name of Registrant as Specified in its Charter)



                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


             000-27365                                  88-0440528
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    (Commission File Number)                (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)

Section 5 - Corporate Governance and Management

    Item 5.02  Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers

After serving the Company through an important transitional period, Tina Hansen, Board Member, opted to pursue other business endeavors and resigned as director of the company.

Ken Hatch was designated to fill the vacant directorship created by the resignation. He will serve until the next annual meeting of shareholders and until his successor has been elected and qualified.

Section 9 - Financial Statements and Exhibits

    Item 9.01 Financial Statements and Exhibits

Exhibits       Discription
--------       ----------------------------------------
  99.1         Press Release of MANAKOA  SERVICES  CORPORATION,  dated September
               28, 2004, reporting MANAKOA SERVICES CORPORATION Elects Ken Hatch to the Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(Registrant)

Dated: September 28, 2004                     By: /s/ G. Robert Williams
                                             -----------------------------------
                                             Name:   G. Robert Williams
                                             Title: Chief Executive Officer